UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-33525 (Commission File Number)	14-1626307 (I.R.S. Employer Identification No.)

	512 Herndon Parkway, Suite A Herndon, Virginia (Address of principal executive offices)	20170 (Zip Code)

(703) 464-4735 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Command Security Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 12, 2014. At the Annual Meeting, Messrs. Thomas P. Kikis, James P. Heffernan and Mark Sullivan were re-elected to serve as Class II directors of the Company for a term expiring at the Annual Meeting in 2016. Additionally, the appointment of D’Arcangelo & Co., LLP as the Company’s independent auditor for the year ending March 31, 2015 was ratified by the shareholders.  The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1: Election of Directors

NAME	FOR	WITHHELD	BROKER NON- VOTES
Thomas P. Kikis	5,427,692	286,823	2,695,790
James P. Heffernan	5,529,326	185,189	2,695,790
Mark Sullivan	5,530,526	183,989	2,695,790

Proposal No. 2: Ratification of Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
8,330,493	59,883	19,929	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: September 16, 2014	By:	/s/ N. Paul Brost
	Name:	N. Paul Brost
	Title:	Chief Financial Officer